NEW ENGLAND FUNDS TRUST I
                   NEW ENGLAND FUNDS TRUST II

  Supplement dated November 17, 1995 to New England Stock Funds
                       Class Y Prospectus
                        dated May 1, 1995

The following paragraphs are added to the section of the Prospectus captioned "Fund Management" for New England Capital
Growth Fund, New England Balanced Fund, New England International
Equity Fund, New England Value Fund and New England Growth
Opportunities Fund (the "Funds"):

  The investment adviser of each Fund and the subadviser of New England Growth Opportunities Fund, are wholly-owned subsidiaries of New England Investment Companies, L.P. ("NEIC"). New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing investment advisory agreements and the subadvisory agreements with NEIC and its affiliate companies. Under the Act, such an "assignment" will result in the automatic termination of those agreements, effective at the time of the merger. Prior to the merger, shareholders of the Funds will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. A proxy statement describing the new agreements will be sent to shareholders of the Funds prior to their being asked to vote on the new agreements.

The following paragraphs are added to the section of the Prospectus captioned "Fund Management" for New England
International Equity Fund:

  NEIC, the parent company of Draycott Partners, Ltd. ("Draycott"), has agreed to sell Draycott to Cursitor Holdings, Ltd. U.K. ("Cursitor"). Draycott serves as the investment adviser to the Fund. The sale is expected to occur in late December, 1995. The sale is subject to a number of conditions, including approval by the Fund's shareholders of new investment advisory arrangements for the Fund. Under these new arrangements, New England Funds Management, L.P., a subsidiary of NEIC, would become the Fund's investment adviser, and Draycott would continue to be responsible, as subadviser, for the day-to-day management of the Fund's investment portfolio. A proxy statement describing the new arrangements will be sent to shareholders of the Fund prior to their being asked to vote on the new arrangements. No changes in the Fund's investment objective or policies, or in the portfolio management personnel responsible for the Fund's day-to-day investment management, are contemplated in connection with the sale.

  Cursitor, headquartered at 66 Buckingham Gate, London, England
  SW1E 6AU, is an international investment management group that had approximately $9.4 billion of assets under management at September 30, 1995.


  On October 24, 1995, Alliance Capital Management, L.P. ("Alliance Capital") announced that it had agreed in principle to acquire the business of Cursitor and of an affiliated company, Cursitor-Eaton Asset Management Company. If consummated, this acquisition would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance Capital would own a 93% interest. Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance Capital, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company.

The following paragraphs are added to the section of the Prospectus captioned "Ways to Buy Fund Shares" for each of the
Funds:

  Investment checks should be made payable to New England Funds.

  New England Funds will accept second-party checks (up to $10,000) for investments into existing accounts only. (A second-party check is a check made payable to a New England Funds shareholder which the shareholder has endorsed to New England Funds for deposit into an account registered to the shareholder.)

  New England Funds will NOT accept third-party checks, except certain third-party checks issued by other mutual fund companies, broker dealers or banks representing the transfer of retirement assets. (A third-party check is a check made payable to a party which is not a New England Funds shareholder, but which has been ultimately endorsed to New England Funds for deposit into an account.)

NEW ENGLAND FUNDS - STOCK FUNDS

Class Y Shares of:

New England Capital Growth Fund
New England Value Fund
New England Balanced Fund
New England International Equity Fund
New England Growth Opportunities Fund

May 1, 1995

New England Capital Growth Fund, New England Value Fund, New England Balanced Fund and New England International Equity Fund, series of New England Funds Trust I, and New England Growth Opportunities Fund, a series of New England Funds Trust II, are separate, diversified mutual funds (the "Funds" and each a "Fund"). New England Funds Trust I and New England Funds Trust II are referred to in this prospectus as the "Trusts."

The Funds offer four classes of shares: Class Y (for qualified institutional investors) and Classes A, B and C (for other investors). This prospectus sets forth information investors should know before investing in Class Y shares. Please read it carefully and keep it for future reference. A Statement of Additional Information in two parts (the "Statement") about the Funds dated May 1, 1995 has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to New England Funds, L.P. (the "Distributor"), SAI Fulfillment Desk, 399 Boylston Street, Boston, MA 02116 or call toll free at 1-800-225-7670. The Statement contains more detailed information about the Funds and is incorporated into this prospectus by reference. Class A and B shares are described in a separate prospectus.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE OF CONTENTS


                                                       Page
     Schedule of Fees

     Financial Highlights

     Investment Objectives

     How the Funds Pursue Their Objectives

     Fund Investments

     Investment Risks

     Fund Management

     Minimum Investment

     Ways to Buy Fund Shares

     Exchanging Among New England Funds

     Ways to Sell Fund Shares

     Determination of Net Asset Value

     Dividends

     Federal Income Taxes

     Performance Criteria

     Additional Facts About the Funds

FUND EXPENSE AND FINANCIAL INFORMATION

Schedule of Fees

Expenses are one of several factors to consider when you invest in the Funds. The following table summarizes your maximum transaction costs from investing in the Funds and estimated annual expenses for the Funds' Class Y shares. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class Y shares of the Funds for the periods specified.

Shareholder transaction expenses
                                       New England Capital Growth Fund
                                           New England Value Fund
                                          New England Balanced Fund
                                    New England International Equity Fund
                                    New England Growth Opportunities Fund
                                    -------------------------------------
Maximum Initial Sales Charge                        None
Imposed on a Purchase (as a
percentage of offering price)

Maximum Contingent Deferred Sales                   None
Charge (as a percentage of
original purchase price or
redemption proceeds, as
applicable)

Deferred Sales Charge                               None

Redemption Fees                                     None

Exchange Fees                                       None

Annual operating expenses +
   (as a percentage of net assets)

                New                                 New            New
              England       New        New        England        England
              Capital     England    England   International     Growth
              Growth       Value     Balanced     Equity      Opportunities
               Fund         Fund       Fund        Fund           Fund
               -----       -----      -----       ------       -----------
Management     0.75%       0.75%      0.75%       0.75%*          0.70%
Fees

12b-1 Fees     None         None       None        None           None

Administra-    None         None       None        0.05%          None
tive
Services
Fees

Other          0.63%       0.37%      0.40%        0.20%          0.43%
Expenses

Total          1.38%       1.12%      1.15%       1.00%*          1.13%
Expenses

  The percentages shown for Management Fees, Administrative Service Fees (in The case of New England International Equity Fund) and Other Expenses are annualized amounts based on the Distributor's estimates of the average combined net assets of the Class A, B, C and Y shares of each Fund for the Class Y shares' first fiscal year.
* After fee waiver and expense reduction by Fund's adviser and/or distributor. Without the expense limitations, New England International Equity Fund's Management Fees and Total Fund Expenses would be 0.80% and 1.05%, respectively.

Example
A $1,000 investment would incur the following dollar amount of transaction costs and operating expenses assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                New                                  New            New
              England       New         New        England        England
              Capital     England     England   International      Growth
              Growth       Value      Balanced      Equity     Opportunities
               Fund         Fund        Fund         Fund           Fund
               -----       -----       -----        -----          -----
     1 year    $  14       $  11       $  12        $  10          $  12
    3 years    $  44       $  36       $  37        $  32          $  36
    5 years    $  76       $  62       $  63        $  55          $  62
   10 years    $ 166       $ 136       $ 140        $ 122          $ 137

The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds.

For information about the expenses of the Funds' Class A, B and C shares, which differ from the expenses of the Class Y shares, see "Additional Facts About the Funds." To obtain more information about Class A, B and C shares, please call the Distributor toll-free at 1-800-0225-5478.

For additional information about the Funds' fees and other expenses, please see "Fund Management," "Additional Facts about the Funds" and "The Funds' Expenses."

A wire fee (currently $5.00) will be deducted from your proceeds if you elect to receive redemption proceeds by wire.

Please keep in mind that the Example shown above is hypothetical. The information above should not be considered a representation of past or future return or expenses; actual return or expenses may be more or less than those shown.

FINANCIAL HIGHLIGHTS

(For a Class Y share of each Fund, except New England Capital Growth and New England Growth Opportunities Funds, outstanding throughout the indicated period. In the case of New England Capital Growth and New England Growth Opportunities Funds which had no Class Y shares outstanding during 1994, financial highlights are presented for a Class A and Class B share of each Fund outstanding throughout the indicated period.)

The Financial Highlights presented on pages 4 through 8 have been included in financial statements for the Funds. The financial statements for the Value, Balanced, International Equity and Capital Growth Funds for periods through December 31, 1994 have been examined by Price Waterhouse LLP, independent accountants. The financial statements for the Growth Opportunities Fund's Class A shares for the years ended May 31, 1986, 1987 and 1988, the seven month period ended December 31, 1988 and the years ended December 31, 1989, 1990, 1991, 1992, 1993 and 1994 and the Fund's
Class B shares for the period September 13, 1993 through December, 1993 and the year ended December 31, 1994 have been examined by Coopers & Lybrand LLP, independent accountants. The Financial Highlights should be read in conjunction with the financial statements and the notes thereto incorporated by reference in Part II of the Statement.

New England Capital Growth Fund

                           Class A                     Class B
                -----------------------------    -------------------
                August 3,                         Sept. 13,     Year
                   (a)                               (a)        Ended
                 through        Year Ended         through      Dec.
                Dec. 31,       December 31,       Dec. 31,       31,
                ---------   ------------------    ---------   --------
                  1992        1993      1994        1993        1994
                ---------   --------  --------    ---------   --------
Net Asset
Value,             $12.50      $14.23    $15.27      $14.79      $15.24
Beginning of
Period
                ---------   --------  --------    --------    --------
Income From Investment
Operations
Net Investment      0.02        0.00    (0.08)        0.00      (0.08)
Income

Net Gains or
Losses on
Investments
(both realized      1.84        1.12    (0.17)        0.53      (0.27)
and
unrealized)
                -------    --------  --------    --------    --------
Total Income
From                1.86        1.12    (0.25)        0.53      (0.35)
Investment
Operations
                -------    --------  --------    --------    --------
Less
Distributions
Distributions
(from net         (0.02)        0.00      0.00        0.00        0.00
investment
income)

Distributions
(from net         (0.11)      (0.08)      0.00      (0.08)        0.00
realized
capital gains)
                -------    --------  --------    --------    --------
Total             (0.13)      (0.08)      0.00      (0.08)        0.00
Distributions

Net Asset
Value, End of     $14.23      $15.27    $15.02      $15.24      $14.89
Period
                =======     =======   =======     =======     =======
Total Return        14.9         7.9     (1.6)         3.6       (2.3)
(%) (c)

Ratios/Supplemental Data
Net Assets,
End of Period    $34,722     $98,735   $95,803      $6,748     $15,390
(000)

Ratio of
Operating
Expenses to
Average Net
Assets (%)(d)    1.00(b)        1.23      1.63     2.29(b)        2.38

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (%)       0.74(b)      (0.03)    (0.45)   (1.15)(b)      (1.20)

Portfolio
Turnover Rate
(%)                   15          77        82          77          82

(a) The Fund commenced operations on August 3, 1992. Class B shares were first offered on September 13, 1993.
(b)  Computed on an annualized basis.
(c) A sales charge in the case of Class A shares and contingent deferred sales charge in the case of Class B shares are not reflected in total return calculations. Periods of less than one year are not annualized.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations in effect from August 3, 1992 through September 30, 1993 would have been: (%)

                 2.20(b)        1.58               2.97(b)

New England Value Fund

                                      Class Y shares
                                      --------------
                                       March 8, (a)
                                          through
                                       December 31,
                                           1994
                                        ----------
Net asset value, beginning of period       $7.57
                                      ---------------
Income from investment operations
Net investment income                      0.10
Net gains or losses on investments
(both realized and unrealized)             0.08
                                      ---------------
Total income from investment               0.18
operations
                                      --------------
Less distributions
Distributions (from net investment        (0.10)
income)

Distributions (from capital gains)        (0.41)
                                      ---------------
Total distributions                       (0.51)
                                      ---------------
Net asset value, end of period             $7.24
                                      ===============
Total return (%)                          2.4 (c)

Ratios/Supplemental data
Net assets, end of period (000)           $4,001

Ratio of operating expenses to           1.54 (b)
average net assets (%)

Ratio of net investment income to        1.05 (b)
average net assets (%)

Portfolio turnover rate (%)                 29

(a)  Commencement of offering of Class Y shares.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.

New England Balanced Fund

                                      Class Y shares
                                       -------------
                                       March 8, (a)
                                          through
                                       December 31,
                                           1994
                                       ------------
Net asset value, beginning of period      $12.20
                                      ---------------
Income from investment operations
Net investment income                      0.38
Net gains or losses on investments
(both realized and unrealized)            (0.72)
                                      ---------------
Total income from investment              (0.34)
operations
                                       ------------
Less distributions
Distributions (from net investment        (0.38)
income)

Distributions (from net realized          (0.21)
capital gains)
                                       -------------
Total distributions                       (0.59)
                                       -------------
Net asset value, end of period            $11.27
                                       =============
Total return (%)                         (2.8)(c)

Ratios/Supplemental data
Net assets, end of period (000)           $39,183

Ratio of operating expenses to           0.99 (b)
average net assets (%)

Ratio of net investment income to        3.69 (b)
average net assets (%)

Portfolio turnover rate (%)                 36

(a)  Commencement of offering of Class Y shares.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.

New England International Equity Fund

                                   Class Y shares
                              ------------------------
                               Sept. 9,
                                  (a)           Year
                                through        Ended
                               December       December
                                  31,           31,
                               ---------     ---------
                                 1993           1994
                               ---------     ---------
Net asset value, beginning      $15.19         $14.86
of period
                               ---------     ---------
Income from investment
operations
Net investment income            0.13           0.00

Net gains or losses on          (0.01)          1.32
investments (both realized
and unrealized)
                              -----------    ---------
Total income from investment     0.12           1.32
operations
                              ----------     ---------
Less distributions
Distributions (from net         (0.13)          0.00
investment income)

Distributions (from net         (0.32)         (0.53)
realized capital gains)

Distributions (from paid in      0.00          (0.01)
capital)
                              ----------     ---------
Total distributions             (0.45)         (0.54)

Net asset value, end of         $14.86         $15.64
period
                              ==========     =========
Total return (%)                0.7 (c)         8.9

Ratios/Supplemental data
Net assets, end of period       $7,006        $56,561
(000)

Ratio of operating expenses    1.00 (b)         1.00
to average net assets (%)
(d)

Ratio of net investment        0.33 (b)         0.76
income to average net assets
(%)

Portfolio turnover rate (%)     101 (c)         123

(a)  Commencement of offering of Class Y shares.
(b)  Computed on an annualized basis.
(c)  Not computed on an annualized basis.
(d) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitations would have been 1.35 (b) and 1.04%, respectively.

New England Growth Opportunities Fund (a)
                                                     Class A                                                      Class B
        -------------------------------------------------------------------------------------------------    ----------------
                                                                                                              Sept.
                                                                                                              13,(c)     Year
                                              Seven                                                          through     Ended
                                              Months                                                           Dec.      Dec.
               Year Ended May 31,             Ended                  Year Ended December 31,                   31,        31,
       ----------------------------------    --------   -------------------------------------------------    -------    ------
        1985     1986      1987    1988(b)    12/31/    1989     1990    1991      1992    1993*     1994     1993*      1994
                                               88(b)
       ------   ------    ------    ------    ------    ----    -----    ----     -----    -----    ------    -----     ------
Net
asset
value,
begin-
ning
of
period $8.58    $10.77    $12.70   $11.92    $10.37    $9.55    $10.88   $9.54   $11.79    $12.20   $12.67   $12.95    $12.66
       ------   ------    ------   ------    ------    -----    ------   -----   ------    ------   ------   ------    ------
Income from investment operations
Net
invest-
ment
income  0.30     0.35      0.35     0.33      0.19      0.29     0.30    0.26     0.23      0.21     0.22     0.06      0.16

Net
gains
or
losses
on
invest-
ments
(both
realiz-
ed and
un-
realiz-
ed)
        2.43     2.97      0.73    (1.22)     0.25      2.32    (0.76)   2.63     0.86      0.75    (0.10)    0.01     (0.09)
       ------   ------    ------   ------    ------    -----    ------   -----   ------    ------   ------   ------    ------

Total
income
from
invest-
ment
opera-
tions   2.73     3.32      1.08    (0.89)     0.44      2.61    (0.46)   2.89     1.09      0.96     0.12     0.07      0.07
       ------   ------    ------   ------    ------    -----    ------   -----   ------    ------   ------   ------    ------

Less distributions
Distri
bu-
tions
(from
net
invest-
ment
income
)      (0.29)   (0.34)    (0.34)   (0.35)    (0.18)    (0.29)    (0.30)   (0.26)    (0.23)   (0.21)   (0.21)    (0.03)   (0.14)

Distri
bu-
tions
in
excess
of net
invest-
ment
income  0.00     0.00      0.00     0.00      0.00      0.00      0.00    0.00     0.00     (0.01)    0.00     (0.06)     0.00

New England Growth Opportunities Fund (a) [continued]

                                             Class A                                                  Class B
  --------------------------------------------------------------------------------------------        ----------------
                                                                                                      Sept.
                                                                                                      13,
                                                                                                      (c)      Year
                                        Seven                                                         throug    Ended
                                        Months                                                        h Dec.     Dec.
             Year Ended May 31,         Ended                        Year Ended December 31,          31,      31,
     -------------------------------    ------    ---------------------------------------------       ------   -----

      1985     1986    1987     1988   12/31/8    1989    1990     1991     1992    1993*     1994     1993*   1994
                                 (b)     8(b)
     ------   ------  ------   ------   ------   ------  ------   ------   ------   ------   ------   ------  -----
Distribution
(from
net
realized
capital
     (0.25) (1.05)  (1.52)   (0.30)   (1.08)   (0.95)  (0.56)   (0.38)   (0.45)   (0.27)   (0.17)   (0.27)  (0.17)
gains)

Distribution
(from
paid
in    0.00     0.00    0.00    (0.01)    0.00    (0.04)  (0.02)    0.00     0.00   0.00    0.00     0.00    0.00
capital)
      ------  ------  ------   ------   ------    -----  ------   -----    ------ ------   ------   ------  ------

Total
dis
tri
bu-
tio
ns   (0.54)   (1.39)  (1.86)   (0.66)   (1.26)   (1.28)  (0.88)   (0.64)   (0.68)   (0.49)   (0.38)   (0.36)  (0.31)

Net
ass
et
val  $10.77   $12.70  $11.92   $10.37   $9.55    $10.88   $9.54   $11.79   $12.20   $12.67   $12.41   $12.66  $12.42
ue,
end
of
per
iod
     ======= =======  =======  ======= =======  =======  ======= =======  =======  =======  =======   ======= ======

Tot
al
ret
urn
(%)
(f)   32.2   31.3     8.9     (7.3)   7.3(e)    27.6    (4.3)    30.6     9.3      8.0      1.00     0.60    0.60

Ratios/Supplemental data
Net
ass
ets
,
end
of
per
iod
(00  $61,688 $72,862  $70,427  $58,552 $55,041  $62,688  $55,726 $70,263  $90,945  $109,168 $104,081  $1,498  $5,185
0)

Rat
io
of
ope
rat
ing
exp
ens
es
to
ave
rag
e
net   0.97     1.00    1.24    1.25(d) 1.33(e)  1.15  1.18   1.23   1.94     1.21     1.28    2.08(e)  1.93
ass
ets
(%)


New England Growth Opportunities Fund (a) [continued]

                                            Class A                                              Class B
       ----------------------------------------------------------------------------------    ----------------
                                                                                              Sept.
                                                                                               13,
                                                                                               (c)      Year
                                     Seven                                                   through   Ended
                                     Months                                                   Dec.      Dec.
           Year Ended May 31,        Ended              Year Ended December 31,                31,      31,
       --------------------------   -------    ------------------------------------------    ------    -----
       1985   1986   1987    1988    12/31/    1989   1990   1991    1992   1993     1994    1993*      1994
                             (b)     88(b)                                    *
       ----   ----   ----    ----    ------    ----   ----   ----    ----   ----     ----   -------    -----
Ratio
of
net
inves
t-
ment
incom
e to
avera
ge
net
asset
s (%)  3.08   3.01   2.65    2.90   3.10(e)    2.68   2.92   2.28    1.18   1.70     1.75   0.71(e)     1.10

Portf
olio
turno
ver
rate
(%)     26     21     25      8      83(e)      17     6      12      10      4       6        4         6


(a) Information shown for all years is audited. The accountants' report incorporated by reference in the Statement covers years ended May 31, 1987 through December 31, 1994. Accountants' reports for years ended May 31, 1985 through May 31, 1986 are on file with the SEC.
(b) Fiscal year end changed in 1988 from May 31 to December 31. The Fund's former adviser, Back Bay Advisors, L.P., assumed that function on July 27, 1988.
(c)  Commencement of offering of Class B shares.
(d) Until May 18, 1988, the Fund's former adviser, Back Bay Advisors, L.P., voluntarily agreed to limit total Fund expenses to 1.25% of the Fund's average annual net assets. Without such limitation, Fund expenses would have been 1.31% of average net assets.
(e)  Computed on an annualized basis.
(f) A sales charge of 5.75% (maximum) in the case of the Class A shares and a contingent deferred sales charge in the case of the Class B shares are not reflected in total return calculations. Unless otherwise indicated, periods of less than one year are not annualized.

* As of January 1, 1993, the Fund discontinued the use of equalization accounting.
  The Fund's current adviser and subadviser assumed those functions on May 1, 1995. These financial highlights reflect results achieved by earlier advisers under investment policies that are no longer in effect.

INVESTMENT OBJECTIVES

New England Capital Growth Fund (the "Capital Growth Fund") seeks long-term growth of capital.

New England Value Fund (the "Value Fund") seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities.

New England Balanced Fund (the "Balanced Fund") seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

New England International Equity Fund (the "International Equity Fund") seeks total return, from long-term growth of capital and dividend income, primarily through investment in international equity securities.

New England Growth Opportunities Fund (the "Growth Opportunities Fund") seeks opportunities for long-term growth of capital and income.

HOW THE FUNDS PURSUE THEIR OBJECTIVES

Investments in each Fund will be pooled with money from other investors in that Fund to invest in a managed and diversified portfolio consisting of securities appropriate to each Fund's investment objective and policies, as described below. There can be no assurance that any Fund will achieve its objective.

Except for matters that are explicitly identified as "fundamental" in this prospectus or the Statement, the investment policies of each Fund may be changed without shareholder approval or prior notice. The investment objectives of the Capital Growth, Growth Opportunities and International Equity Funds are not fundamental. The investment objectives of the Value and Balanced Funds are fundamental and may be changed only with shareholder approval. As a matter of policy, the Trustees of New England Funds Trust II would not change the objective of the Growth Opportunities Fund without shareholder approval.

If there is a change in the investment objective of the Capital Growth, International Equity or Growth Opportunities Funds, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

FUND INVESTMENTS

[]Capital Growth Fund
The Capital Growth Fund seeks to attain its objective by investing substantially all of its assets in equity securities. Investments are selected based on their growth potential; current income is not a consideration. The Fund normally will invest primarily in equity securities of companies with medium to large market capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

The Fund's adviser selects investments based upon fundamental research and analysis of individual companies and industries. The adviser selects investments for the Fund based on qualitative and quantitative criteria including, among others, industry dominance and competitive position, consistent earnings growth, a history of high profitability, the adviser's expectation of continued high profitability and overall financial strength, although not every investment will have all of these characteristics. The Fund may also invest in foreign securities.

[]Value Fund
Substantially all of the Value Fund's investments are normally in equity securities. In selecting investments for the Fund, the emphasis is ordinarily place on undervalued securities. Although long-term market appreciation is ordinarily the basis for security selection, current income may be a significant consideration when yields appear to be favorable compared to overall opportunities for capital appreciation. The Fund also may invest in foreign securities.

[]Balanced Fund
The Balanced Fund is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on management's view of the economic and investment outlook. Most of the Fund's equity investments are normally in dividend-paying common stocks of recognized investment quality that are expected to achieve growth in earnings and dividends over the long term.
In selecting investments for the Fund, an emphasis is ordinarily place on undervalued securities. Fixed-income securities include notes, bonds, non-convertible preferred stock and money market instruments. The Fund invests at least 25% of its assets in fixed-income, senior securities and, under normal market conditions, more than 50% of its assets in equity securities. The Fund also may invest in foreign securities.

[]International Equity Fund
The International Equity Fund seeks to achieve its objective by investing primarily in common stocks, although the Fund may invest in any type of equity securities. Normally the Fund will invest at least 65% of its total assets in equity securities of issuers headquartered outside the United States. Under normal conditions the Funds' portfolio will contain equity securities of issuers from at least three countries outside the United States. The Fund may also engage in certain options and futures transactions.

The Fund's adviser will make investment decisions on behalf of the Fund by, first, selecting countries where it anticipates sustainable growth that will exceed current market expectations. Within the selected countries, the adviser will identify economic sectors that appear to present the most potential for risk-adjusted growth and, finally, within the chosen economic sectors, the adviser will select securities that are expected to offer the best value.

[]Growth Opportunities Fund
It is normally the policy of the Growth Opportunities Fund to invest in a diversified portfolio of common stocks considered by Westpeak Investment Advisors, L.P. ("Westpeak"), the Fund's subadviser, to have possibilities for long-term appreciation of capital and income. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style). The Fund will ordinarily invest substantially all of its assets in equity securities.

[]Additional Information
Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company, and include common and preferred stocks and securities exercisable for or convertible into common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). The Capital Growth, Value, Growth Opportunities and International Equity Funds seek to attain their objectives by normally investing substantially all of their assets in equity securities. When the particular Fund's adviser or subadviser deems it appropriate, however, the Capital Growth, Value and Growth Opportunities Funds may, for temporary defensive purposes, hold a substantial portion of their assets in cash or fixed-income investments, including U.S. Government obligations, investment grade (and comparable unrated) corporate bonds or notes, money market instruments and repurchase agreements. Corporate obligations in the lowest investment grade category (rated BBB by Standard
& Poor's Corporation ["S&P"] or Baa by Moody's Investors Services Inc. ["Moody's"]) have some speculative characteristics and may be more adversely affected by changing economic conditions than are higher grade obligations. The International Equity Fund may, for temporary purposes, hold all or any portion of its assets in cash, repurchase agreements, short-term debt obligations of U.S. or foreign corporate issuers or U.S. or foreign government obligations of any maturity rated AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody's, or unrated but determined by the Fund's adviser to be of comparable quality to securities in those rating categories. No estimate can be made as to when or for how long a Fund will employ these defensive strategies . Under some market conditions, the Balanced Fund may, for temporary purposes, invest less than 50% of its assets in equity securities and the balance in cash and fixed-income investments.

INVESTMENT RISKS

[]Equity Securities
While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. Therefore the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Each Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The credit risk associated with convertible securities is generally reflected by their being rated, if at all, below investment grade by organizations such as Moody's and S&P. All convertible securities purchased by any Fund will, at the time of purchase, either be rated investment grade by at least one major rating agency or be unrated but determined to be of investment grade quality by the Fund's adviser or subadviser.

[]Fixed-Income Securities
Because interest rates vary, it is impossible to predict the income of a Fund that invests in fixed-income securities for any particular period. The net asset value of Fund shares will vary as a result of changes in the value of the securities in a Fund's portfolio, including fixed-income securities.

Fixed-income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. Credit risk relates to the ability of the issuer to make payments of principal and interest. All fixed-income securities (including convertible bonds or notes) purchased by any Fund, except the Balanced Fund, will, at the time of purchase, either be rated investment grade by at least one major rating agency or be unrated but determined to be of investment grade quality by the Fund's adviser or subadviser.

[]Repurchase Agreements
In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

[]Short-Term Trading
Although each Fund seeks long-term growth or return, each Fund may, consistent with its investment objective, engage in portfolio trading in anticipation of or in response to changing economic or market conditions and trends. These policies may result in higher turnover rates in the Funds' portfolios which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any Fund's adviser's or subadviser's investment discretion in managing the Fund's assets.

Recent portfolio turnover rates of each Fund are set forth above under "Financial Highlights."

[]Small Companies
Investments in companies with relatively small capitalization involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of funds that invest in companies with smaller capitalization therefore may fluctuate more widely than market averages.

[]Lower Rated Fixed-Income Securities (Balanced Fund)
Lower rated fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower rated fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a fund investing in lower rated fixed-income securities may be more dependent on the investment adviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower rated fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. During the fiscal year ended December 31, 1994, the Balanced Fund had on average less than 5% of its assets invested in fixed-income securities rated BB or Ba, the rating categories just below investment grade, and B. The Fund has no assets invested in securities rated below these rating categories. Securities of below investment grade are commonly known as "junk bonds."

[]Foreign Securities (Value, Balanced, Capital Growth and International
  Equity Funds)
Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The International Equity Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures. Most foreign securities in the Value, Balanced, Capital Growth and International Equity Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Funds' portfolio investments (even if the price of the investments is unchanged) and changes in the dollar value of the Funds' income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Funds' assets and on the net investment income available for distribution may be favorable or unfavorable.

The Value, Balanced, Capital Growth and International Equity Funds may incur costs in connection with conversions between various currencies. In addition, those Funds may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

[]Options (International Equity Fund)
The Fund may seek to increase its current return by writing covered call options and covered put options, with respect to securities it holds or intends to buy, through the facilities of options exchanges and directly with market makers in the over-the-counter market. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit.

At times when the Fund has written call options on a substantial portion of its portfolio, the Fund's ability to profit and its risk of loss from changes in market prices of portfolio securities will be limited. Appreciation in securities covering the options would likely be partially or wholly offset by losses on the options. The termination of options positions under such conditions would generally result in the realization of short-term capital losses, which would reduce the Fund's current return. Accordingly, the Fund may seek to realize capital gains to offset realized losses by selling securities.

As described in Part II of the Statement, over-the-counter options involve certain special risks (including liquidity and credit risks) not necessarily present with exchange-listed options. The Fund will treat as illiquid any over-the-counter options and assets maintained as "cover" for over-the-counter options that the Fund has written.

The options markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. See "Foreign Securities" above.

[]Hedging Transactions (International Equity Fund)
The Fund may, at the discretion of its adviser, engage in foreign currency exchange transactions, in connection with the purchase and sale of portfolio securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted.

For hedging purposes, the Fund may also buy put or call options on securities that it holds or intends to buy. In addition to engaging in options transactions on established exchanges, the Fund may also purchase over-the-counter options from brokerage firms and other financial institutions.

The Fund may invest in options and futures contracts on various stock indices to hedge against changes in the value of securities it holds or expects to acquire. The Fund may also invest in options on stock index futures. The Fund will not invest more than 5% of its net assets in stock index futures or options on stock index futures that are traded on a U.S. commodities exchange.

Certain asset segregation requirements apply when the Fund becomes obligated under a hedging instrument. There is no assurance that the Fund's hedging strategies will be effective. These strategies involve costs and the risk of loss to the Fund. See Part II of the Statement for more information.

[]Miscellaneous (Balanced and International Equity Funds)
The Fund may invest up to 10% of its assets in securities of investment companies. As a shareholder of an investment company, the Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser.

No Fund will invest more than 15% of its assets in "illiquid securities," that is, securities which are not readily marketable, which include securities whose disposition is restricted by federal securities laws.

The Balanced and International Equity Funds may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless an adviser has determined, under guidelines established by New England Funds Trust I's trustees, that the particular issue of Rule 144A securities is liquid. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The International Equity Fund may purchase securities for its portfolio on a "when-issued" or "delayed-delivery" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued, or, in the case of a security that has already been issued, to accept delivery of the security on a date beyond the usual settlement period.

FUND MANAGEMENT

The adviser of the Balanced Fund, Capital Growth Fund and the Value Fund is Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111 ("Loomis Sayles"). Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment counsel firms.

Loomis Sayles is paid a fee for the Capital Growth Fund at the annual rate of 0.75% of the first $200 million of the average daily net assets of the Fund, 0.70% of the next $300 million of such assets and 0.65% of such assets in excess of $500 million. Richard W. Hurckes, Director and Managing Partner of Loomis Sayles and Vice President of New England Funds Trust I, and Scott S. Pape, Vice President of Loomis Sayles and New England Funds Trust I, have served as the portfolio managers of the Capital Growth Fund since its inception in 1992. In 1994, the Balanced Fund and the Value Fund each paid 0.75% of its net assets in advisory fees to Loomis Sayles. Tricia H. Mills, Carol C. McMurtrie and Douglas D. Ramos, Vice Presidents of Loomis Sayles and New England Funds Trust I, have served as portfolio managers of the Value Fund since March 1993. Douglas D. Ramos and Meri Anne Beck have served as portfolio managers of the Balanced Fund since 1990; Ms. Beck is also a Vice President of Loomis Sayles and New England Funds Trust I. All of the foregoing persons have been employed by Loomis Sayles for at least five years except Ms. McMurtrie and Mr. Pape who, prior to joining Loomis Sayles, were Vice President of Addison Capital Management and Equity Portfolio Manger of the Illinois State Board of Investment, respectively.

New England Funds Management, L.P. ("NEFM"), 399 Boylston Street, Boston, Massachusetts 02116 is the adviser of the Growth Opportunities Fund and has entered into subadvisory arrangements for this Fund with Westpeak, 1050 Walnut Street, Boulder, Colorado 80302. NEFM oversees, evaluates and monitors subadvisory services provided to the Fund and furnishes general business management and administration to the Fund. NEFM has not previously served as investment adviser to a mutual fund. The Fund pays NEFM a management fee at the annual rate of 0.70% of the first $200 million of the Fund's average net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. NEFM pays Westpeak for providing subadvisory services at the annual rate of 0.50% of the first $25 million of the Fund's average net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million. The portfolio manager of the Growth Opportunities Fund is Gerald H. Scriver, President and Chief Executive Officer of Westpeak and Senior Vice President of New England Fund Trust II. Mr. Scriver has been with Westpeak since its inception in 1991. Mr. Scriver was Director of Quantitative Strategies of INVESCO from 1989 through 1991. Prior to May 1, 1995, the Fund was advised by a different adviser and paid a lower rate of advisory fees.

The International Equity Fund is advised by Draycott Partners, Ltd. ("Draycott"), 8 City Road, London EC2Y 1HE. Draycott was organized in 1991 to provide investment advice and management services to institutional investors' accounts and to mutual funds distributed to both institutional and retail customers. Draycott is a member of the Investment Management Regulatory Organization Limited (IMRO), the U.K. regulator of investment advisers. In addition to the Fund, Draycott currently manages three separate investment accounts of The New England that invest substantially all of their assets in international equity securities. The International Equity Fund pays 0.80% of its average daily net assets annually to Draycott. Nicholas D.P. Carn, Chief Investment Officer, President and Chief Executive Officer of Draycott, Timothy S. Griffen, Senior Portfolio Manager and Pacific Rim Specialist of Draycott, Gregory D. Eckersley, Portfolio Manager and United Kingdom Specialist of Draycott, and Nigel Hankin, Portfolio Manager and European Specialist of Draycott, have served as the portfolio managers of the International Equity Fund since the Fund's inception in 1992. Until 1991, Mr. Carn was Managing Director, International Equities Group, Mr. Griffen was a Vice President and Portfolio Manager, Mr. Eckersley was Investment Manager and Mr. Hankin was European Fund Manager, all at CIGNA International Investment Advisors, Ltd.

The advisory fee rates payable by the Capital Growth, Value, Balanced and International Equity Funds are higher than those paid by most other mutual funds but are comparable to fee rates paid by many funds that have investment objectives similar to the Funds'.

Short-term U.S. cash management services for the International Equity Fund are provided by Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Draycott. For these services, Draycott has agreed to compensate Back Bay Advisors at the annual rate of .08% of the value of the Funds' average daily net assets.

The general partners of each of Loomis Sayles, Back Bay Advisors and the Distributor are special purpose organizations. These corporations are wholly-owned subsidiaries of NEIC, whose sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of The New England.

In placing portfolio transactions for the Funds, each adviser or subadviser seeks the most favorable price and execution available. Subject to this policy, the advisers and subadvisers may consider sales of shares of the Trusts as a factor in the selection of broker dealers. Subject to procedures adopted by the trustees of the Trusts, Fund brokerage transactions may be executed by brokers that are affiliated with any adviser or subadviser.

In addition to selecting and reviewing the investments of the respective Funds, Draycott, Westpeak, Loomis Sayles and NEFM provide executive and other personnel for the management of the Trusts. Each Trust's Board of Trustees supervises the affairs of the Trust as conducted by the Trust's advisers.

Under agreements between the adviser and the Distributor or New England Securities Corporation ("New England Securities"), an affiliate of the Distributor, either the Distributor or New England Securities provides certain administrative services to the Capital Growth, Balanced, Value and Growth Opportunities Funds, at no extra cost to those Funds.

Under an Administrative Services Agreement between the International Equity Fund and the Distributor, the Distributor provides the Fund with office space, facilities and equipment, services of executive and other personnel and certain administrative services. Under this agreement, the Fund pays the Distributor a fee at the annual rate of 0.05% of the average daily net assets of the Fund's Class Y shares.

In addition to the management fee paid to its adviser and (in the case of the International Equity Fund) the administrative services fee paid to the Distributor, each Fund pays all expenses not borne by its adviser, subadviser or the Distributor, including, but not limited to, the charges and expenses of the Funds' custodian and transfer agent, independent auditors and legal counsel, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under the federal or state securities laws, all expenses of shareholders' and trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders and the compensation of trustees who are not directors, officers or employees of The New England or its affiliates, other than affiliated registered investment companies.

All expenses of the Funds are borne by the Class A, Class B, Class C and Class Y shares on a pro rata basis, except for the administrative services fee (which applies to the International Equity Fund only and is charged at a separate rate to each Class), 12b-1 fees (which are borne only by Class A, Class B and Class C are charged separately to those classes), transfer agency fees and expenses of printing and mailing prospectuses to shareholders which are separately allocated to each class.

Until further notice, Draycott and the Distributor have agreed to reduce their fees and to bear certain operating expenses charged to the International Equity Fund to the extent that the total of such fees and expenses would exceed 1.00% annually of the average daily net asset value of the Class Y shares. Draycott and the Distributor may terminate this expense limitation at any time.

Pursuant to the rules of the SEC, the Growth Opportunities Fund may pay brokerage commissions to New England Securities on purchases and sales of securities for that Fund.

MINIMUM INVESTMENT

Class Y shares of the Funds may be purchased by endowments and foundations. The minimum initial investment is $1 million for these entities and $100,000 for each subsequent investment. Class Y shares may also be purchased by plan sponsors of 401(a), 401(k), 457 or 403(b) plans ("Retirement Plans") that have total investment assets in these plans of at least $10 million. Plan sponsors' investment assets in multiple Retirement Plans can be aggregated for purposes of meeting this minimum. Class Y shares may also be purchased by any separate account of The New England, any other insurance company affiliated with The New England ("Separate Accounts") and, in the case of the International Equity Fund, by bank common trust, bank collective trust funds and dedicated corporate or trusted funds, such as nuclear decommissioning trusts and hospital depreciation funds (the "Special Accounts"). There is no minimum initial or subsequent investment amount for the Retirement Plans, Separate Accounts or Special Accounts. Investments in the Funds may also be made by certain individual retirement accounts if the amounts invested represent rollover distributions from investments by any of the foregoing plans of amounts invested in the Funds. The Distributor serves as the principal underwriter on the Fund's shares. Shares may be purchased on any day when the New York Stock Exchange (the "Exchange") is open for business (a "business day"). Investors should contact New England Funds before attempting to place an order for Fund shares. The Fund and the Distributor reserve the right at any time to reject a purchase order.

WAYS TO BUY FUND SHARES

A shareholder may purchase Class Y shares for cash on any business day by the two methods described below:

BY WIRE TRANSFER: Prior to an initial investment, obtain an account number and wire transfer instructions by calling 1-800-225-5478. All funds should be transmitted to State Street Bank and Trust Company, ABA #011000028, DDA #99011538, Credit [Fund Name] Class Y shares, Shareholder Name, and Shareholder Account Number.

BY MAIL: For an initial investment, complete the attached application and return it with a check payable to New England Funds and mailed to New England Funds, L.P. P O. box 8551, Boston, MA 02266-8551. Proceeds of redemptions of Fund shares purchased by check may not be available for up to ten days after the purchase date.

Class Y shares may also be purchased by exchanging securities on deposit with a custodian acceptable to the adviser or subadviser of the Fund or by a combination of such securities and cash. Purchase of shares of the Funds in exchange for securities is subject in each case to the determination by the Fund's adviser or subadviser that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by the Fund's adviser or subadviser in exchange for Fund shares will be valued in the same manner as the Fund's assets (generally the last quoted sales price), as described below under "Determination of Net Asset Value," as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Funds and must be delivered to the Funds upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities on deposit with a custodian and acceptable to the Fund's adviser or subadviser should obtain instructions by calling 1-800-225-5478.

An adviser or subadviser will not approve the acceptance of securities in exchange for shares of a Fund it advises unless (1) the adviser or subadviser, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions; and (4) the securities have a value which is readily ascertainable (not established by evaluation procedures alone) as evidenced by a listing on the New York Stock Exchange, the American Stock Exchange, NASDAQ or the principal securities exchange of countries in which the Fund may invest. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by exchange of securities (other than shares of other funds in the New England Funds).

General

The purchase price of shares of each Fund is the net asset value next determined after a purchase order is received in good order by New England Funds. For purposes of calculating the purchase price of Fund shares, a purchase order is considered received by the Fund on the day that it is "in good order" unless it is rejected by the Fund. For a purchase order to be in "good order" on a particular day, the investor's securities must be placed on deposit at a depository acceptable to the Fund's adviser or subadviser or, in the case of cash investments, Federal funds must be wired to the Fund between 9:00 a.m. and 4:00 p.m. (Eastern Time) or a check for the purchase price of the shares, accompanied by a completed application, must have been received by New England Funds before 4:00 p.m. (Eastern
Time) on that day. In the case of an order being paid for by exchange of other securities, the deadline for transferring securities to a depository acceptable to the Fund's adviser or subadviser is 4:00 p.m. (Eastern Time). Orders received after 4:00 p.m. (Eastern Time) will receive the next day's price.

Purchases will be made in full and fractional Class Y shares calculated to three decimal places. The shareholder will receive a statement of Fund shares owned following each transaction. Investors will not receive certificates representing Class Y shares. The Trusts and the Distributor reserve the right at any time to reject a purchase order.

EXCHANGING AMONG NEW ENGLAND FUNDS

A shareholder may exchange investments from the Class Y shares of one series of the Trusts to the Class Y shares of another series of the Trusts or to the Class A shares of New England Cash Management Trust or New England Tax Exempt Money Market Trust (the "Money Market Funds").

WAYS TO SELL FUND SHARES

BY TELEPHONE: A shareholder may redeem shares of the Funds on any business day in cash by the two methods described below:

1. Mailed to your address of record - Shares may be redeemed by calling 1-800-225-5478.

2. Wired to your bank account - If you have previously selected the telephone redemption privilege, shares may be redeemed by calling 1-800-225-5478 between 8 a.m. and 6 p.m. (Eastern Time). The proceeds generally will be wired on the next business day to the bank account previously designated on a shareholder's account application. The bank must be a member of the Federal Reserve System or have a correspondent bank that is a member. Savings bank accounts must have only one correspondent bank that is a member of the System. A wire fee (currently $5.00) will be deducted from the proceeds. A telephone redemption request must be received by the close of regular trading on the New York Stock Exchange. If the request is received after that time or on a day when the Exchange is not open for business, the request will be processed on the next business day.

New England Funds, L.P. will employ reasonable procedures to confirm that a shareholder's telephone instructions are genuine, and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. New England Funds, L. P. will require a form of identification prior to acting upon telephone instructions, will provide shareholders with written confirmations of such transactions and will record a shareholders' instructions.

BY MAIL: A shareholder may also redeem shares at their net asset value next determined after receipt of the request in good order by sending a written request (including any necessary special documentation) to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

The request must include the name of the Fund, the account number, the exact name in which the shares are registered and the number of shares or the dollar amount to be redeemed and must be signed exactly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify the capacity in which they are acting. The signature must be guaranteed by an eligible institution in accordance with procedures established by New England Funds,
L. P.   Signature guarantees by notaries public are not acceptable.

General

If the Fund's adviser or subadviser determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Funds' procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in kind will be selected by the Fund's adviser or subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Funds' right to pay redemptions in kind is limited by an election made by the Funds under Rule 18f-1 under the Investment Company Act of 1940. See Part II of the Statement.

Payment on redemption will be made as promptly as possible and in any event within seven days after a written request for redemption is received by the Fund in good order. The Trusts may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of the net assets of the Fund, or during any other period permitted by the SEC for the protection of investors.

DETERMINATION OF NET ASSET VALUE

The price of each Fund's shares varies, depending on the value of that Fund's assets and liabilities.

Each Fund's holdings of equity securities are valued at the most recent sales prices on an applicable exchange or NASDAQ, or, in the case of unlisted securities or listed securities which were not traded during the day, at the last quoted bid prices. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Short-term notes are stated at cost, or, where applicable, amortized cost, which method is intended to approximate market value. Loomis Sayles, under the supervision of New England Funds Trust I's Board of Trustees, determines the value of the fixed-income securities held by the Balanced Fund, and is authorized to delegate certain price determination functions to pricing services or facilities selected by Loomis Sayles. All other securities and assets of each Fund are valued at their fair market value as determined in good faith by the Fund's adviser or subadviser (or a pricing service selected by the adviser or subadviser) under the supervision of the relevant Trust's Board of Trustees. The net asset value of each Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on the Exchange each day it is open.

The net asset value per share of each class is determined by dividing the value of each class's net assets (the current U.S. dollar value, in the case of securities principally traded outside the United States) plus any cash and other assets (including dividends and interest receivable but not collected) less all liabilities (including accrued expenses), by the number of shares of such class outstanding. The public offering price of each Fund's Class Y shares is the net asset value per share.

DIVIDENDS

The Capital Growth Fund, the Value Fund and the International Equity Fund pay dividends annually and the Balanced Fund and the Growth opportunities Fund pay dividends quarterly. Each Fund pays as dividends substantially all of its net investment income, including dividends and interest, each year and distributes annually all realized capital gains, if any, after applying any available capital loss carryovers. The trustees of the Trusts may adopt a different schedule as long as payments are made at least annually. If a shareholder intends to purchase shares of a Fund before it declares a dividend, he or she should be aware that a portion of the purchase price may be returned as a taxable dividend.

A shareholder has the option to reinvest all distributions in additional Class Y shares of the Fund in which it has invested, to receive distributions in cash or to receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund.

FEDERAL INCOME TAXES

Each Fund intends to qualify as a regulated investment company and thus does not expect to pay any federal income tax on investment income and capital gains distributed. Unless a shareholder is a tax-exempt entity, its distributions derived from a Fund's short-term capital gains and ordinary income are taxable to it as ordinary income. (A portion of these distributions may qualify for the dividends-received deduction for corporations.) Distributions derived from a Fund's long-term capital gains ("capital gains distributions"), if designated as such by a Fund, are taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has owned shares in a Fund. Both dividends and capital gains distributions are taxable whether a shareholder elected to receive them in cash or additional shares.

To avoid an excise tax, each Fund intends to distribute prior to calendar year end virtually all that Fund's ordinary income and net capital gains earned during that calendar year. If declared in December to shareholders of record in that month, and paid the following January, these distributions will be considered for federal income tax purposes to have been received by shareholders on December 31.

Each Fund is required to withhold 31% of all income dividends and capital gains distributions it pays to a shareholder if it does not provide a correct, certified taxpayer identification number, if a Fund is notified that a shareholder has underreported income in the past, or if a shareholder fails to certify to a Fund that it is not subject to such withholding. In addition, each Fund will be required to withhold 31% of the gross proceeds of Fund shares a shareholder redeems if a shareholder has not provided a correct, certified taxpayer identification number. If a shareholder is a tax-exempt shareholder, however, these back-up withholding rules will not apply so long as the shareholder furnishes the Fund with an appropriate certification.

The International Equity Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Internal Revenue Code which would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the Internal Revenue Service must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid.

The International Equity Fund may limit its investments in certain "passive foreign investment companies" in order to avoid certain taxes that arise as a result of such investments.

The foregoing is a summary of certain federal income tax consequences of an investment in a Fund for shareholders who are U.S. citizens or corporations. Shareholders should consult a competent tax adviser as to the effect of an investment in a Fund on their particular federal, state and local tax situations. Shareholders of the International Equity Fund should also consult their tax adviser about consequences of their investment under foreign laws.

PERFORMANCE CRITERIA

The Funds may include total return information in advertisements or other written sales material. The Funds will show their average annual total return for the one-, five- and ten-year periods (or the life of the particular Fund, if shorter) through the end of the most recent calendar quarter. Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Funds may also show total return over other periods.

The Balanced Fund may also include its yield, accompanied by its total return, in advertising and other written material. Yield will be computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent thirty-day period by the maximum offering price of a Fund share (reduced by any earned income expected to declared shortly as a dividend) on the last day of the period. Yield calculations will reflect any voluntary expense limitations in effect for the Fund during the relevant period.

The Balanced Fund may also present one or more distribution rates in its sales literature. These rates will be determined by annualizing the Fund's distributions from net investment income and net short-term capital gain over a recent twelve-month, three-month or thirty-day period and dividing that amount by the maximum offering price or the net asset value on the last day of such period. If the net asset value rather than the maximum offering price is used to calculate the distribution rate, the rate will be higher.

All performance information is based on past results and is not an indication of likely future performance. See the Statement for more detail. As a result of their lower operating expenses, Class Y shares of each Fund can be expected to achieve higher investment returns than the same Fund's Class A, Class B and Class C shares. For Class A shares, if the sales charge is excluded in calculating the total return, yield or distribution rate, the rate or rates will be higher.

ADDITIONAL FACTS ABOUT THE FUNDS

[]The transfer and dividend paying agent for the Funds is New England
  Funds, L.P., 399 Boylston Street, Boston, MA 02116. New England Funds, L.P. has subcontracted certain responsibilities to State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

[]The New England Funds Trust II was organized in 1985 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Value and Balanced Funds were organized prior to 1985 and conducted investment operations as separate corporations until their reorganization as series of The New England Funds in January 1987. The International Equity Fund and the Capital Growth Fund were organized in 1992.

[]New England Funds Trust II was organized in 1931 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Growth Opportunities Fund represents the original series of the Trust and has conducted operations since 1931.

[]An investor in a Fund acquires freely transferable shares of beneficial interest that entitle the investor to receive annual or quarterly dividends as determined by the Trust's trustees and to cast a vote for each share owned at shareholder meetings. Shares of each series of the Trusts vote separately from shares of other series of the Trusts, except as otherwise required by law. Shares of all classes of a Fund vote together, except that only Class A, Class B and Class C shares may vote with respect to the Rule 12b-1 plans that apply to those classes. No Rule 12b-1 plan applies to the Class Y shares of any Fund.

[]Class A, Class B and Class C shares are identical to Class Y shares, except that Class A and Class B shares are subject to a sales load or CDSC, Class A, Class B and Class C shares bear a service fee at the annual rate of .25% of average net assets (and in the case of Class B and Class C shares a .75% distribution fee; also Class A shares of the Growth Opportunities Fund bears an additional 0.10% distribution fee) and have separate voting rights in certain circumstances. Class Y bears its own transfer agency and prospectus printing costs. The minimum investment in Class A, Class B and Class C shares is $2,500 (but lower minimums apply to purchases under certain special programs).

  Sales charges for Class A and Class B shares are as follows:

  Class A Shares

  The sales charge imposed on purchases of Class A shares of the Funds is 5.75% of investments less than $50,000, 4.50% on investments of $50,000 or more but less than $100,000, 3.50% on investments of $100,000 or more but less than $300,000, 2.50% on investments more than $250,000 but less than $500,000 and 2.00% on investments more than $500,000 but less than $1,000,000. No sales charge applies at the time of purchase to purchases of $1,000,000 or more, but certain redemptions by such purchasers within one year after purchase are subject to a contingent deferred sales charge ("CDSC") of 1%. Also, the Class A shares of the Growth Opportunities Fund are subject to a 0.10% annual distribution fee.

  Class B Shares

  Class B shares of the Funds are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for 8 years (at which time they automatically convert to Class A shares) and to a CDSC if they are redeemed within 5 years of purchase. The CDSC is 4% on redemptions made within the first year of investment, 3% in the second and third years, 2% in the fourth year and 1% in the fifth year.

  Class C Shares

  Class C Shares are offered at net asset value, without an initial sales charge or CDSC; are subject to a 0.25% annual service fee and a 0.75% annual distribution fee; and do not convert into another class.

  Class A shares of a Fund may be purchased without paying a sales charge by exchanging (i) Class A shares of any other series of the Trusts or
  (ii) Class A shares of the Money Market Funds acquired through exchanges from any of the series of the Trusts. Class A shares of New England Intermediate Term Tax Free Funds of California and New York (and shares of the Money Market Funds acquired through exchanges of such shares) may be exchanged for Class A shares of the Funds at net asset value only if they have been held for at least six months; otherwise, sales charges apply to the exchange. If you exchange your Class A shares of the New England Adjustable Rate U.S. Government Fund ("Adjustable Rate Fund") for shares of another fund that has a higher sales charge, you will pay the difference between any sales charge you have already paid on your Adjustable Rate Fund shares and the higher sales charge of the fund into which you are exchanging. In addition, shares redeemed from any Money Market Fund that were not acquired through exchanges from any series of the Trusts may be redeemed and the proceeds applied directly to the purchase of Class A shares of the Funds at the applicable sales charge.

  Class B shares of a Fund may be purchased by exchanging Class B shares of any other series of the Trusts, Class B shares of the Money Market Funds or Class A shares of the Money Market Funds (which have not been subject to a sales charge). Such exchanges will be made at the next determined net asset value of the shares. The holding period for the purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after the exchange to the Class B shares of series of the Trusts. If the exchange is made to the Class B shares of a Money Market Fund, then the holding period will stop and resume only when an exchange is made back into Class B shares of a series of the Trusts.

  Class C shares of a Fund may be purchased by exchanging Class C shares of any other series of the Trusts which offer Class C shares or Class A shares of the Money Market Funds.

  All exchanges of Class A, B and C shares must be for a minimum of $500 or the total net asset value of the shareholder's account, whichever is less, except that, under an Automatic Exchange Privilege, the minimum is $50.

  Class A, Class B and Class C Fund shares may be purchased by mail, by wire transfer, by automatic investment plan, by electronic purchase through Automated Clearing House (ACH) and by exchange as described above. Class A, Class B and Class C shares may be redeemed by mail and by telephone. Class A and Class C shares may also be redeemed under a systematic withdrawal program.

[]The Trusts generally do not hold shareholder meetings and will do so only when required by law. Shareholders may remove the trustees of the Trusts from office by votes cast at a shareholder meeting or by written consent.

[]The Distributor has entered into a selling agreement with investment dealers, including a broker-dealer that is an affiliate of the Distributor, for the sale of the Funds' Class Y Shares. The Distributor may at its expense pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Registered representatives of the affiliated broker-dealer are also employees of New England Investment Associates, Inc. ("NEIA"), an indirect, wholly owned subsidiary of NEIC. NEIA may receive compensation with respect to certain sales of each Fund's Class Y shares from the Fund's adviser or subadviser.

[]The Funds' annual reports contain additional performance information and will be made available upon request and without charge.

[]The Class A, Class B, Class C and Class Y structure could be terminated should certain IRS rulings be rescinded. See Part II of the Statement for more details.

[]Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in this prospectus that relate to the other Trust. The trustees of each Trust have considered this possible liability and approved the use of this combined prospectus for Funds of both Trusts.